                                  EXHIBIT 23

                        INDEPENDENT AUDITORS' CONSENT

                                                                      EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference of our reports dated February 23, 1996, appearing in and incorporated by reference in this Annual Report on Form 10-K of American Business Products, Inc. for the year ended December 31, 1995 in the following Registration Statements of American Business Products, Inc.:


                     FORM                  FILE NO.

                     S-3                   33-60567
                     S-8                   33-53627
                     S-8                   33-59271
                     S-8                   33-61359



/S/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
Atlanta, Georgia
March 18, 1996